Segment Information (Tables)	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Summary of reconciliation of net loss to adjusted EBITDA

	2022	2021	2020
Loss for the year	(58,187)	(56,779)	(22,264)
Income tax expense	1,025	2	230
Total non-operating expense / (income)	13,013	(2,079)	4,711
Depreciation and amortization	19,770	9,880	4,963
Share-based compensation expense	10,999	7,820	644
Losses related to the fire incident	10,165	—	—

Adjusted EBITDA	(3,215)	(41,156)	(11,716)